UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2007

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ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering Drive, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                       Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2007, the Company entered into an amendment (the “Amendment’) to the Company’s employment agreement with Bradley T. Leuschner, who currently serves as the Company’s Chief Accounting Officer.  Pursuant to the Amendment: effective January 1, 2008, Mr. Leuschner’ s annual base salary shall be increased to $216,000 per annum; and effective January 11, 2008, Mr. Leuschner’s job title will change to Chief Financial Officer and Treasurer.  The Amendment also includes additional provisions relating to compensation of Mr. Leuschner in the event that his employment is terminated.  The Amendment is filed herewith as Exhibit 10.1.  Mr. Leuschner’s original employment agreement, and amendments thereto, are filed as Exhibits 10.18, 10.19, and 10.20 to the Company’s Form 10-K filed on December 19, 2002.

On December 20, 2007, the Compensation Committee of the Board of Directors of the Company approved an award of 6,000 restricted shares (“Restricted Shares”) of the Company’s common stock, to be granted on January 11, 2008, pursuant to the terms of the Company’s 2007 Equity Incentive Plan (“Plan”).  The 6,000 Restricted Shares will vest on January 11, 2011 (the third anniversary of the date of grant).  The Restricted Shares will be subject to forfeiture in the event that Mr. Leuschner’s employment with the Company terminates prior to the end of the three-year vesting period (except in the event of death, in which case the Restricted Shares will vest immediately).

On December 20, 2007, the Company entered into an employment agreement (“Agreement”) with Derek R. Bristow, President of the Company’s ICO Europe division, to be effective on January 1, 2008.  Pursuant to the Agreement, Mr. Bristow shall continue to be employed in his current position until September 30, 2012, earning a base salary of  AUD (Australian Dollars) $286,001 and other compensation and benefits as set forth in the Agreement.  The Agreement is filed herewith as Exhibit 10.2.

Item 9.01                       Financial Statements and Exhibits.

(d) Exhibits
Exhibit	Description
10.1	Fourth Amendment to the Employment Agreement of Brad Leuschner, by and between ICO, Inc. and Bradley T. Leuschner, dated December 20, 2008
10.2	Employment Agreement, by and between ICO Technology, Inc. and Derek R. Bristow, dated December 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: December 20, 2007	By:	/s/ A. John Knapp, Jr.
	Name:	A. John Knapp, Jr.
	Title:	President and Chief Executive Officer